SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 16, 2004



                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


     Minnesota                       0-8141                     41-0835746
     ---------                       ------                     ----------
   (State or other               (Commission File              (IRS Employer
   jurisdiction of                   Number)                 Identification No.)
   incorporation)

                               5101 Shady Oak Road
                              Minnetonka, Minnesota                 55343
                              ---------------------                 -----
                     (Address of principal executive offices)     (Zip Code)



               Registrant's telephone number, including area code:
                                 (972) 352-4000

5

Item 7.       Financial Statements, Schedules and Exhibits
-------       --------------------------------------------

       (a)    and (b)     not applicable

       (c)    Exhibits:
              --------

                   Exhibit
                      No.                     Description
                      ---                     -----------

                      99       News release issued by Norstan, Inc. on March 16,
                               2004

Item 12.      Results of Operations and Financial Condition
--------      ---------------------------------------------

         On March 16, 2004, Norstan, Inc. issued a news release reporting results of operations for the third quarter of its fiscal year 2004. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           NORSTAN, INC.

                           By: /s/  Robert J. Vold
                               -------------------
                               Robert J. Vold
                               Senior Vice President and Chief Financial Officer

Dated:  March 16, 2004

Exhibit
Number           Description
------           -----------
  99             Press release dated March 16, 2004 issued by Norstan, Inc.